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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12 (b) OR (g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                      Cognizant Technology Solutions Corporation
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                (Exact name of registrant as specified in its charter)

               Delaware                                13-3728359
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(State of incorporation or organization)  (I.R.S. Employer Identification No.)

1700 Broadway, 26th Floor, New York, New York            10019
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  (Address of principal executive offices)             (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/

Securities Act registration statement file number to which this form relates:
  333-49783
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Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class           Name of each exchange on which
          to be so registered           each class is to be registered


               None.
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Securities to be registered pursuant to Section 12(g) of the Act:


                         Class A Common Stock, $.01 par value
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                                   (Title of class)


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                                   (Title of class)

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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

               Reference is made to the description of the Registrant's Class A Common Stock, $.01 par value, under the caption "Description of Capital Stock--Common Stock" contained in the Registrant's Registration Statement (the "Registration Statement") on Form S-1 (Registration No. 333-49783), which is incorporated herein by reference.

ITEM 2.  EXHIBITS

               1. Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference).

               2. Bylaws of the Registrant (filed as Exhibit 3.2 to the Registration Statement and incorporated herein by reference).

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                                      SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

          Registrant:    Cognizant Technology Solutions Corporation

                         By: /s/ Gordon Coburn
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                             Gordon Coburn

                         Date: June 9, 1998
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